Exhibit 32.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Heartland Bancshares, Inc., (the “Company”) on Form 10-QSB for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned, James C. Clinard, President and Chief Executive Officer of the Company, and Martha J. Kelley, Chief Financial Officer of the Company, do hereby certify, pursuant 10 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ James C. Clinard James C. Clinard President and Chief Executive Officer November 13, 2003 /s/ Martha J. Kelley Martha J. Kelley Chief Financial Officer November 13, 2003